UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2006

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

1114 Avenue of the Americas, 27th Floor New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 930-9400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

On November 9, 2006, we entered into an underwriting agreement with Bear, Stearns & Co. Inc., Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the several underwriters named in the Underwriting Agreement in connection with our public offering of 11,000,000 shares of our common at the public offering price of $44.50 per share.

ITEM 9.01   Financial Statements and Exhibits.

1.1                                 Underwriting Agreement dated November 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date: November 9, 2006	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated November 9, 2006.